                                                                   EXHIBIT 10.15

                              SECOND AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 16th day of February, 2001 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, BANK OF AMERICA, N.A., as Syndication Agent for Banks, CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks, and FLEET NATIONAL BANK, as Co-Documentation Agent for Banks.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, Bank of America N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, Fleet National Bank, as Co-Documentation Agent for Banks and Banks have entered into that certain Revolving Credit Agreement dated as of May 12, 2000 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 20, 2000 among Company and Banks, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE I
                          Definitions and References
                          --------------------------

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.


                                  ARTICLE II
                                  Amendments
                                  ----------

     2.01.  Amendment to Section 9.18.  Effective as of the Effective Date,
            -------------------------
Section 9.18 of the Loan Agreement is deleted and the following sentence is substituted therefore:

     "9.18.  Hedging Agreements.  Company shall not enter into or become bound
             ------------------
     by any Hedge Agreement that covers, together with all Hedge Agreements then in effect, (i) more than 100% of Company's estimate of current monthly production from the Mineral Properties during the 18-month period ensuing after the date such Hedge Agreement is entered into or (ii) more than 75% of Company's estimate of projected monthly production from the Mineral Properties as set forth in Company's current budget for any period after the 18-month period following the date such Hedge Agreement is entered into."

     2.02.  Amendment to Section 9.19.  Effective as of the Effective Date,
            -------------------------
Section 9.19 of the Loan Agreement is amended by including the following provision at the conclusion of such Section 9.19:

     "Notwithstanding the foregoing, provided that no Event of Default exists or will occur as a result of the actions taken by Company permitted hereby and no Borrowing Base Deficiency exists, without the prior consent of Banks, Company may purchase subordinated notes evidencing the Subordinated Indebtedness incurred under the April 1997 Indenture and/or the October Indenture in the public market trading such subordinated notes in aggregate amounts (i) not to exceed $75,000,000 in purchases during the period up to December 31, 2002 and (ii) if purchases prior to December 31, 2002 were less than $50,000,000 in the aggregate, purchases after December 31, 2002, shall not exceed the difference between (a) $50,000,000 and (b) the aggregate amount of purchases prior to December 31, 2002 (with no additional purchases being permitted after December 31, 2002, if purchases prior to December 31, 2002 were greater than $50,000,000 but less than $75,000,000).

                                  ARTICLE III
                              Condition Precedent
                              -------------------

     3.01.  Counterparts; Conditions to Effectiveness.  This instrument shall
            -----------------------------------------
become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     3.02.  Amendment Fee. Upon Administrative Agent's receipt of duly executed
            -------------
counterparts hereof signed by Company and Majority Banks, Company shall pay to Administrative Agent a fee in the amount $2,500 for each Bank that has executed a counterpart of this Amendment and delivered such counterpart of this Amendment to Administrative Bank on or before February 19, 2001. Administrative Agent shall distribute such fee to such Banks who have executed, and delivered to Administrative Bank on or before the prescribed date, its counterpart of this Amendment. The fee payable under this Section 3.02 shall be paid by

     Company to Administrative Agent within three (3) Business Days after Company's receipt of Administrative Agent's written request or invoice for same.


                                  ARTICLE IV
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.01.  Ratifications.  The terms and provisions set forth herein shall
            -------------
modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02.  Representations, Warranties and Agreements.  Company hereby
            ------------------------------------------
represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.


                                   ARTICLE V
                          Ratifications by Guarantors
                          ---------------------------

     5.01.  Ratification by Guarantors.  CT Operating, CT Trading and the Gas
            --------------------------
Marketing Subsidiaries (collectively, the "Guarantors") hereby acknowledge and agree to the terms hereof and hereby ratify and reaffirm all of their respective obligations under their unconditional guaranties of the Loan and Obligation (the "Guaranties"). Guarantors also hereby agree that nothing in this Amendment shall adversely affect any right or remedy of Banks under the Guaranties and that the execution and delivery of this Amendment shall in no way change or modify their respective obligations as guarantor under the Guaranties. Although the Guarantors have been informed by Company of the matters set forth in this Amendment and the Guarantors have acknowledged and agreed to the same, the Guarantors understand that Banks have no duty to notify Guarantors or to seek Guarantors' acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.


                                  ARTICLE VI
                           Miscellaneous Provisions
                           ------------------------

     6.01.  Reference to Loan Agreement.  The other Loan Papers, and any and all
            ---------------------------
other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.02.  Expenses of Agents.  As provided in the Loan Agreement, Company
            ------------------
agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     6.03.  Counterparts.  This instrument may be executed in one or more
            ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.04.  Headings.  The headings, captions, and arrangements used herein are
            --------
for convenience only and shall not affect the interpretation of this instrument.

     6.05.  Applicable Law.  THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER
            --------------
LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     6.06.  Final Agreement.  THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER
            ---------------
LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:
                              -------

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation

                              By: /s/ JOHN O'REAR
                                  ------------------------------------------
                                  John O'Rear, Vice President and Treasurer


                              GUARANTORS:
                              ----------

                              CROSS TIMBERS OPERATING COMPANY,
                              a Texas corporation

                              By: /s/JOHN O'REAR
                                  ------------------------------------------
                                  John O'Rear, Vice President and Treasurer


                              CROSS TIMBERS TRADING COMPANY,
                              a Texas corporation

                              By: /s/JOHN O'REAR
                                  ------------------------------------------
                                  John O'Rear, Vice President and Treasurer


                              RINGWOOD GATHERING COMPANY,
                              a Delaware corporation

                              By: /s/LOUIS G. BALDWIN
                                  ------------------------------------------
                                  Louis G. Baldwin, Vice President
                                  and Treasurer


                              CROSS TIMBERS ENERGY SERVICES, INC.,
                              a Texas corporation

                              By: /s/LOUIS G. BALDWIN
                                  ------------------------------------------
                                  Louis G. Baldwin, Vice President
                                  and Treasurer


                              TIMBERLAND GATHERING & PROCESSING
                              COMPANY, a Texas corporation

                              By: /s/LOUIS G. BALDWIN
                                  ------------------------------------------
                                  Louis G. Baldwin, Vice President
                                  and Treasurer

                              BANKS:
                              -----


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                              By:     /s/JOHN G. KOWALCZUK
                                      --------------------------------------
                                      John G. Kowalczuk, Vice President


                              BANK OF AMERICA, N.A.

                              By:     /s/J. SCOTT FOWLER
                                      --------------------------------------
                                      J. Scott Fowler, Managing Director


                              FLEET NATIONAL BANK

                              By:     /s/STEPHEN J. HOFFMAN
                                      --------------------------------------
                              Name:   Stephen J. Hoffman
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------


                              ABN-AMRO BANK N.V., HOUSTON AGENCY
                              By: ABN-AMRO NORTH AMERICA, INC.

                              By:     /s/JAMIE CONN
                                      --------------------------------------
                              Name:   Jamie Conn
                                      --------------------------------------
                              Title:  Relationship Manager
                                      --------------------------------------

                              By:     /s/BO FORD
                                      --------------------------------------
                              Name:   Bo Ford
                                      --------------------------------------
                              Title:  AVP
                                      --------------------------------------


                              PARIBAS

                              By:     /s/A. DAVID DODD
                                      --------------------------------------
                              Name:   A. David Dodd
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------

                              By:     /s/BARTON D. SCHOUEST
                                      --------------------------------------
                              Name:   Barton D. Schouest
                                      --------------------------------------
                              Title:  Managing Director
                                      --------------------------------------

                              FIRST UNION NATIONAL BANK

                              By:     /s/ROBERT R. WETTEROFF
                                      --------------------------------------
                              Name:   Robert R. Wetteroff
                                      --------------------------------------
                              Title:  Senior Vice President
                                      --------------------------------------


                              THE BANK OF NEW YORK

                              By:     /s/RAYMOND J. PALMER
                                      --------------------------------------
                              Name:   Raymond J. Palmer
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------


                              THE BANK OF NOVA SCOTIA

                              By:     /s/M.D. SMITH
                                      --------------------------------------
                              Name:   M.D. Smith
                                      --------------------------------------
                              Title:  Agent Operations
                                      --------------------------------------


                              BANK OF SCOTLAND

                              By:     /s/JOSEPH FRATUS
                                      --------------------------------------
                              Name:   Joseph Fratus
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------


                              COMERICA BANK-TEXAS

                              By:     /s/MICHELE L. JONES
                                      --------------------------------------
                              Name:   Michele L. Jones
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:     /s/PHILIPPE SOUSTRA
                                      --------------------------------------
                              Name:   Philippe Soustra
                                      --------------------------------------
                              Title:  Senior Vice President
                                      --------------------------------------

                              FORTIS CAPITAL CORP.
                              (f/k/a MeesPierson Capital Corp.)

                              By:     /s/DEIDRE M. SANBORN
                                      --------------------------------------
                                      Deidre M. Sanborn, Vice President

                              By:     /s/DARRELL HOLLEY
                                      --------------------------------------
                                      Darrell Holley, Managing Director


                              Natexis Banques Populaires

                              By:     /s/DONOVAN C. BROUSSARD
                                      --------------------------------------
                              Name:   Donovan C. Broussard
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------

                              By:     /s/RENAUD J. D'HERBES
                                      --------------------------------------
                              Name:   Renaud J. d'Herbes
                                      --------------------------------------
                              Title:  Senior Vice President and Regional Manager
                                      ------------------------------------------


                              INDUSTRIAL BANK OF JAPAN, LIMITED
                              New York Branch

                              By:     /s/MIKE OAKES
                                      --------------------------------------
                              Name:   Mike Oakes
                                      --------------------------------------
                              Title:  SVP, Houston Office
                                      --------------------------------------


                              FROST NATIONAL BANK

                              By:     /s/JOHN S. WARREN
                                      --------------------------------------
                                      John S. Warren, Senior Vice President